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                                                                    EXHIBIT 99.2


Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Cristina Wasiak, Vice President and Chief Financial Officer of T. Rowe Price Group, Inc., certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of T. Rowe Price Group, Inc. that:

(1) The Annual Report on Form 10-K fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained and incorporated by reference in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of T. Rowe Price Group, Inc.


/s/ Cristina Wasiak
March 4, 2003















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